UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 31, 2016

PACIFIC SUNWEAR OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

California	0-21296	95-3759463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA	92806-2101
(Address of principal executive offices)	(Zip Code)
(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 31, 2016, Craig Gosselin resigned as Senior Vice President, General Counsel and Human Resources of Pacific Sunwear of California, Inc. (the "Company") to pursue another opportunity. Mr. Gosselin's resignation is effective as of the end of June 2016. Since Mr. Gosselin's resignation was voluntary, he will not be entitled to receive severance benefits from the Company.

Item 7.01	Regulation FD Disclosure
As previously disclosed in a Current Report on Form 8-K filed by the Company on April 8, 2016, the Company and its two subsidiaries (collectively with the Company, the "Debtors") filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") seeking relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The Chapter 11 cases are being administered under the caption "In re Pacific Sunwear of California, Inc., et al.", Case Nos. 16-10881, 16-10882 and 16-10883 (the "Chapter 11 Cases").
On May 31, 2016, the Debtors filed their monthly operating report for the period of April 3, 2016 through April 30, 2016 (the "April Monthly Operating Report") with the Bankruptcy Court. The April Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein be reference.
Additional information on the Chapter 11 Cases, including access to documents filed with the Bankruptcy Court, can be accessed at pacsun.com, cases.primeclerk.com/pacsun (the court-appointed claims agent site), or www.deb.uscourts.gov, the official Bankruptcy Court website.
The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.
Cautionary Statement Regarding April Monthly Operating Report
The Company cautions investors and potential investors not to place undue reliance upon the information contained in the April Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The April Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Chapter 11 Cases and is in a format acceptable to the U.S. Trustee. The forecasts contained in the April Monthly Operating Report reflect estimates and assumptions made by management of the Company with respect to cash receipts and disbursements, as well as numerous other factors. These factors are difficult to predict accurately and in many cases are outside of the Company’s control. Consequently, it is likely that actual results will differ from those reflected in the April Monthly Operating Report and such differences may be significant. The Company has not made and does not make any representation to any person regarding the Company’s future results. Furthermore, the Company is not required to publicly update the April Monthly Operating Report to reflect more current facts or estimates or the occurrence of future events, including if the facts, estimates and assumptions upon which the April Monthly Operating Report is based are erroneous. The April Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment (which may be material) and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the April Monthly Operating Report is complete. The April Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the April Monthly Operating Report should not be viewed as indicative of future results.
Cautionary Statement Regarding Forward-Looking Statements
This Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act, and we intend that such forward-looking statements be subject to the safe harbors created thereby. We are providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in the forward-looking statements contained herein. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, future events or performance (often, but not always identifiable by the use of the words or phrases such as “will result,” “expects to,” “will continue,” “anticipates,” “plans, “intends,” “estimated,” “projects,” and “outlook”) are not historical facts and may be forward-looking and, accordingly, such statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in these forward-looking statements. All forward-looking statements included in this Report are based on information available to us as of the date hereof, and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, but are not limited to: those described under the “Risk Factors” section and elsewhere in the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on December 8, 2015 and September 10, 2015, most recent Annual Report on Form 10-K filed with the SEC on March 26, 2015, as well as in other past filings with the SEC; and risks and uncertainties relating to the bankruptcy filing by the Company, including but not limited to, (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, (ii) the ability of the Company and its subsidiaries to consummate the transactions contemplated by the Restructuring Support Agreement with respect to the Chapter 11 Cases, (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the cases in general, (v) the length of time the Company will operate under the Chapter 11 Cases, (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the transactions contemplated by the Restructuring Support Agreement, (vii) the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations, (viii) the ability to operate the Company’s business and consummate the transactions contemplated by the Restructuring Support Agreement, (ix) the transactions contemplated by the DIP Credit Agreement, and the Restructuring Support Agreement being subject to closing conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; (x) increased legal costs to execute the Company’s reorganization, and other risks and uncertainties, (xi) the Company’s ability to maintain contracts, trade credit and other customer and/or vendor relationships that are essential to the Company’s operations, and (xii) the Company’s ability to retain key executives and employees. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We assume no obligation to update or revise any such forward-looking statements to reflect events or circumstances that occur after such statements are made.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
The Exhibit Index appearing after the signature page to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 2, 2016

PACIFIC SUNWEAR OF CALIFORNIA, INC.

/s/ CRAIG E. GOSSELIN
Craig E. Gosselin Senior Vice President, General Counsel and Human Resources

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	April Monthly Operating Report